SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
             May 15, 2002

          R.J. REYNOLDS TOBACCO HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-6388	56-0950247
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street Winston- Salem, North Carolina	27102
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:
(336) 741-5500

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by R.J. Reynolds Tobacco Holdings, Inc. (the “Company”) on May 21, 2002 to include exhibits not previously filed.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.

1.1 *	Underwriting Agreement Standard Provisions, incorporated by reference into the Underwriting Agreement filed as Exhibit 1.2

1.2 *

Underwriting Agreement dated as of May 15, 2002 by and among R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company and RJR Acquisition Corp. and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters

4.1 *	Form of Note for the 6 1/2% Note due 2007

4.2 *	Form of Note for the 7 1/4% Note due 2012

4.3 *	Indenture, dated May 20, 2002, by and among R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp. and The Bank of New York

5.1**	Opinion of Davis, Polk & Wardwell

5.2**	Opinion of Riker, Danzig, Scherer, Hyland & Perretti LLP

23.1**	Consent of Davis, Polk & Wardwell (included in Exhibit 5.1)

23.2**	Consent of Riker, Danzig, Scherer, Hyland & Perretti LLP (included in Exhibit 5.2)

_____________
*      Previously filed.
**    Filed herewith.

SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

R.J. REYNOLDS TOBACCO HOLDINGS, INC. By: /s/ McDara P. Folan, III Name: McDara P. Folan, III Title:Vice President, Deputy General Counsel and Secretary

Dated: September 30, 2002

EXHIBIT INDEX

Exhibit No.	Description

1.1 *	Underwriting Agreement Standard Provisions, incorporated by reference into the Underwriting Agreement filed as Exhibit 1.2

1.2 *

Underwriting Agreement dated as of May 15, 2002 by and among R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company and RJR Acquisition Corp. and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters

4.1 *	Form of Note for the 6 1/2% Note due 2007

4.2 *	Form of Note for the 7 1/4% Note due 2012

4.3 *	Indenture, dated May 20, 2002, by and among R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp. and The Bank of New York

5.1**	Opinion of Davis, Polk & Wardwell

5.2**	Opinion of Riker, Danzig, Scherer, Hyland & Perretti LLP

23.1**	Consent of Davis, Polk & Wardwell (included in Exhibit 5.1)

23.2**	Consent of Riker, Danzig, Scherer, Hyland & Perretti LLP (included in Exhibit 5.2)

_____________
*      Previously filed.
**    Filed herewith.